Exhibit 99.1

J UNE 2022 B IT N ILE H OLDINGS , I NC . (NYSE A MERICAN : NILE) LD M ICRO P RESENTATION

Forward - Looking Statements 1 B IT N ILE H OLDINGS , I NC . This presentation and other written or oral statements made from time to time by representatives of BitNile Holdings, Inc . (the “Company” or “BitNile”) contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 ; as amended . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 (the “ 2021 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website ( www . sec . gov ) . Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the 2021 Annual Report . Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products .

Executive Summary & Recent Developments

Executive Summary BitNile Holdings, Inc . (the “Company”) is a diversified holding company with four operating segments within multiple verticals . Specifically, the Company owns operating subsidiaries within commercial real estate, Bitcoin mining and data center operations, commercial lending and activist investing, aerospace and defense, and e lectric vehicle (“ EV”) charging and technology . The Company also sponsors a special p urpose a cquisition c ompany (“SPAC”), Ault Disruptive Technologies Corporation that trades on the NYSE American under the symbol ADRT . Highlights : Ault Global Real Estate Equities, Inc . (“AGREE”), an operating subsidiary, owns a portfolio of four midmarket select service hotels across the Midwest . AGREE also owns a minority interest in a newly developed ultra - luxury hotel in New York City, as well as a general partner and a current 100 % equity interest in a multi - family residential condominium development property in St . Petersburg, Florida . BitNile, Inc . (“BitNile”), an operating subsidiary, owns and operates a 617 , 000 sqft data center in western Michigan where it houses Bitcoin miners and hyperscale data center solutions . BitNile also holds a minority stake in a decentralized f inance (“ DeFi ”) community and trading startup called Earnity , Inc . Digital Power Lending, LLC (“DPL”), an operating subsidiary, is a California licensed lender that lends across the capital structure to small cap companies through IPOs, PIPEs, and convertible debt offerings . DPL also holds an activist investing portfolio where it seeks to influence management of underperforming and undervalued small and mid - cap companies . Gresham Worldwide, Inc . (“GWW”), an operating subsidiary, consists of Enertec Systems, Relec Electronics, Gresham Power Electronics, and Microphase Corporation . These four companies specialize in providing bespoke products to the global aerospace and defense industry with customers in the United Kingdom, Israel, and the United States . GWW is currently working through a merger with Giga - tronics (OTCQB : GIGA) . The Company has raised and deployed over $ 400 M in capital since 2020 while being virtually debt free other than some advantageous debt at the subsidiary level . The Company is well positioned to capitalize on its debt free assets and the growing cryptocurrency industry . It is currently seeking opportunities to alternatively capitalize on its assets . 3 E XECUTIVE S UMMARY

EXECUTIVE SUMMARY

# BitNile Holdings, Inc. Current Organization


BITNILE HOLDINGS, INC.
Gresham Giga-tronics
Gresham Power Electronics
Microphase
RELEC Electronics
Enertec Systems
TURNON GREEN
Producer of premium EV Chargers for commercial and retail customers
Global provider and manufacturer of electronic and power systems solutions for defense, transportation, medical, and industrial markets
AULT ALLIANCE, INC.
AGREE
AGREE MADISON
THIRD AVENUE APARTMENTS
MTIX INTERNATIONAL
Digital Power Lending
AULT ALPHA
AULT DISTRUPTIVE TECHNOLOGIES LLC
AULT DISRUPTIVE TECHNOLOGIES
BITNILE Inc.
Alliance Cloud Services
BITCOIN MINERS
IMPERALIS HOLDINGS

- On December 27, 2021, BitNile Holdings and Gresham Worldwide entered into a Share Exchange Agreement with Giga-tronics Incorporated (OTCQB: GIGA). Assuming the transaction is completed, BitNile Holdings will own approximately 68% of the combined companies.
- BitNile Holdings owns 81% of Imperalis Holdings, 56.4% of Microphase, and 20% of Ault Disruptive Technologies Corporation (NYSE American: ADRT).
- BitNile Holdings beneficially owns 92% of MTIX International dba Avalanche International.
- All other operating subsidiaries are 100% owned.

Confidential & Proprietary | 4

Executive Summary

# BitNile Holdings, Inc. Paradigm Shift

*The future of BitNile Holdings, Inc. will consist solely of operating subsidiaries Ault Alliance, Inc. and BitNile, Inc.*

*BitNile will focus on the buildout of its Bitcoin mining division, its DeFi initiatives through its' investment in Earnity, Inc., and the exploration and implementation of unique ventures with the opportunity to upend the cryptocurrency industry.*


BITNILE HOLDINGS, INC.
BITNILE Inc.
Alliance Cloud Services
Bitcoin Miners
earnity
AULT ALLIANCE, INC.
AGREE AULT GLOBAL REAL ESTATE EQUITIES
Agree Madison
Third Avenue Apartments
dp Digital Power Lending
Ault Alpha
MTIX INTERNATIONAL

*Ault Alliance will continue to focus on alternative investments such as commercial real estate, lending & minority investments, and private equity type transactions.*

- BitNile Holdings beneficially owns 92% of MTIX International dba Avalanche International, and 19.9% of Earnity, Inc.

5

Q1 2022 Earnings Overview Revenue of $ 32 . 8 million , an increase of 148% , from $ 13 . 2 million in the prior first fiscal quarter Revenue from cryptocurrency mining, net of $ 3 . 5 million, compared to $ 130 , 000 in the prior first fiscal quarter Income from operations of approximately $ 1 . 0 million, compared to $ 1 . 2 million in the prior first fiscal quarter Cash and cash equivalents of $ 39 . 4 million as of March 31 , 2022 Positive working capital of $ 55 . 6 million as of March 31 , 2022 Total assets of $ 518 . 9 million as of March 31 , 2022 6 The Company Reported Q 1 2022 Financial Results, Including Revenue of $ 33 Million, up 148 % From the Prior First Fiscal Quarter (1) Real Estate represents our Midwest hotel portfolio located in Madison, Wisconsin and Rockford, Illinois (2) “Lending & Trading” represents DPL revenue GWW, 22% TOGI, 3% Cryptocurrency Mining, 11% Other, 1% Real Estate, 8% Lending & Trading, 55% Revenue Breakdown: “We are incredibly proud of our progress so far with our Bitcoin mining division at BitNile, Inc. as it is being reflected in the 2,500% increase in mining revenue when compared to Q1 of 2021. Even in tumultuous markets, our capital allocation strategy is proving fruitful as demonstrated by our YOY revenue growth of nearly 150%.” – Executive Chairman, Milton “Todd” Ault III

Recent Developments • Received full site plan approval from the city of St . Petersburg for our 23 - story 285 unit mixed use development which is projected to create 265 , 000 sqft of Net Rentable area for the Downtown St . Petersburg community . We anticipate breaking ground in October of 2022 with full completion by December of 2024 . 7 • Completed the purchase of the outside owned 30 % of Alliance Cloud Services “ACS” making ACS a wholly owned subsidiary and further progressing our bitcoin mining operations . • Ault Alliance, Inc. has agreed to lend approximately $12 million (inclusive of existing loans) through a super - priority debtor - in - possession loan to and entered into an asset purchase agreement with EYP and its affiliates providing for the acquisition of all EYP’s assets for an aggregate consideration of approximately $68 million. M AY 2022 M AY 2022 A PRIL 2022 P REFERRED S TOCK O FFERING – J UNE 2022 BitNile Holdings, Inc . , a diversified holding company, recently announced the closing of its public offering of 144 , 000 shares of its 13 . 00 % Series D Cumulative Redeemable Perpetual Preferred Stock at a price to the public of $ 25 . 00 per share . Gross proceeds from the offering were approximately $ 3 . 6 million, before deducting offering expenses . Net proceeds to the Company, after payment of commissions, non - accountable fees and offering expenses, are expected to be approximately $ 3 . 07 million .

BitNile, Inc.

Bitcoin Mining Operation 9 B IT N ILE , I NC . BTC P RICE • BitNile, Inc . currently has 7 , 039 (1) S 19 J Pro Antminers in its possession with 3 , 645 installed and actively hashing generating a current hashrate of approximately 370 . 34 PH/s . • In aggregate, BitNile, Inc . has executed several purchase orders for a total of 20 , 600 miners, including : • 4 , 600 S 19 XP AntMiners from Bitmain Technologies Limited featuring processing power of 140 terahashes per second ( 140 TH/s) ; • 16 , 000 S 19 j Pro AntMiners, inclusive of those currently in operation, featuring processing power of 100 TH/s ; and • All miners expected to be delivered and installed before the end of 2022 (3) . • Mining revenue sensitivity analysis highlights the expected crypto mining revenue of BitNile at a blended power cost of $ 0 . 045 KW/hr based upon 16 , 000 S 19 j Pro AntMiners and 4 , 600 S 19 XP AntMiners . These assumptions also include : • Hash Rate = 2 , 244 , 000 , 000 ; • Current Difficulty 29 . 8 T (difficulty is measured in hash rates ; T represents a trillion hashes) ; • Assuming a BTC price range of $ 30 k – $ 40 k, annualized future production of the 20 , 600 miners would imply annual gross revenue of $ 102 M – $ 136 M . P UBLIC C OMPS (2) M INING R EVENUE S ENSITIVITY A NALYSIS (4) Represents 52 - week approximate price range ______________________ 1) ‘Possession’ is defined as ( i ) miners that are installed and operational and (ii) miners for which we have confirmed receipt from our freight forwarder an d h olding insurance on the miners but not yet installed or in operation. Delivery schedule assumes no shipping delays from the manufacturer. 2) Capital IQ and Company filings. Based on June 6 th , 2022 closing market price. 3) Delivery schedule assumes no shipping delays from the manufacturer. 4) All pricing and difficulty figures are subject to change based on day - to - day market fluctuations in price and bi - weekly adjustme nts to difficulty rates as well as our ability to secure miners. Gross profit is net of direct, variable production costs inc lud ing power and labor. This analysis is based upon all 20,600 miners being installed and operational at the current difficulty of 29.8T. (In millions US$ unless noted otherwise, excludes share price) (In millions US$ unless noted otherwise, excludes BTC price) $10,000 $25,000 $40,000 $55,000 $70,000 Bitcoin Gross Gross Gross Price $ Revenue Profit Margin % 20,000$ 68$ 27$ 40% 30,000 102 61 60% 40,000 136 95 70% 50,000 170 129 76% 70,000$ 238$ 197$ 83% Company Name Share Price Market Capitalization Enterprise Value LTM Total Revenue LTM EBITDA EV / LTM Revenue EV / LTM EBITDA Riot Blockchain, Inc. 6.37 809.2 708.3 269.8 (6.1) 2.6x NM HIVE Blockchain Technologies Ltd. 4.16 342.0 286.5 191.5 199.2 1.5x 1.4x CleanSpark, Inc. 5.76 237.8 237.1 121.9 35.2 1.9x 6.6x Marathon Digital Holdings, Inc. 8.93 949.3 1,343.3 193.0 (18.2) 7.0x NM Bit Digital, Inc. 1.62 130.2 96.9 96.1 26.2 1.0x 3.7x Hut 8 Mining Corp. 2.22 387.9 360.0 155.4 68.7 2.3x 5.2x Bitfarms Ltd. 1.93 391.6 466.9 181.4 87.0 2.6x 5.3x Argo Blockchain plc 0.62 290.9 392.1 94.9 36.9 4.1x 9.9x Digihost Technology Inc. 1.87 53.1 54.9 27.5 2.4 2.0x 21.5x Sphere 3D Corp. 1.02 65.8 82.5 4.2 (20.7) 19.9x NM Greenidge Generation Holdings Inc. 4.32 178.7 252.9 133.9 49.9 1.9x 5.1x Stronghold Digital Mining, Inc. 2.83 56.7 177.2 55.8 (19.0) 3.2x NM High 19.9x 21.5x Low 1.0x 1.4x Mean 4.2x 7.3x Median 2.5x 5.3x

Ault Global Real Estate Equities

AGREE

# Hospitality Portfolio Overview

**Portfolio Overview:**

- In December 2021, **AGREE** acquired a portfolio of four extended stay and select service hotels.
- Three hotels are located approximately ten minutes outside of the state capital city of Madison, Wisconsin, while the fourth is near a major interstate highway in Rockford, IL, adjacent to a newly entitled HardRock Casino;
    - 122 room Residence Inn (Marriott), Madison West/Middleton, WI;
    - 136 room Courtyard (Marriott), Madison West/Middleton, WI;
    - 133 room Hilton Garden Inn, Madison West/Middleton, WI; and
    - 135 room Hilton Garden Inn, Rockford, IL.

    ***Total keys acquired: 526***

- **AGREE** also owns a minority interest in an ultra luxury hotel project flagged as the **HÔTEL BARRIÈRE FOUQUET'S NEW YORK** in the Tribeca neighborhood of New York City.
- Set to open in September of 2022, this 96 key marquee project will be a premiere establishment with Michelin star chefs, a private theater, and a perfect location on the cobblestone streets of Tribeca.

11

Multi - Family Asset 12 AGREE In December 2021, AGREE acquired a 1.2 acre parcel in St. Petersburg, FL. for $15.5M that has been entitled to be developed i nto a high - rise multi - family project. The property is located in the Central Business District of St. Petersburg with walking access to downtown St . P etersburg. Project Details The property is currently zoned and entitled with planning approval from the city of St . Petersburg for development of a 23 - story tower with 285 residential units and ground - level mixed retail . AGREE has partnered with a local developer with a strong background within the multifamily and hospitality industries with a particular focus on the greater Tampa/St . Petersburg Metropolitan Statistical Area (“MSA”) . The Market (1) • Tampa/St . Petersburg is a leading MSA in the U . S . • Most recent U . S . Census Data shows population growth in St Petersburg of 8 . 2 % over the last decade, with median home values of $ 205 k, average effective rents of $ 2 , 242 , and average occupancy of 98 . 1% . • While effective rents in multi - family have grown 31 % Y - o - Y in St Petersburg, the market remains highly attractive as it offers more affordability than Miami and Fort Lauderdale . ______________________ 1) AXIOMetrics – “Competitive Pricing Summary Report: Camden Pier District” (November 2021). Rendering of proposed building Architecture: Developer: General Contractor:

Investment Vehicles

Special Purpose Acquisition Company

# Ault Disruptive Technologies SPAC

AULT DISRUPTIVE TECHNOLOGIES

*Ault Disruptive Technologies Corporation ("ADRT") is a SPAC whose primary business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, or similar business combination with one or more businesses.*

- **ADRT** intends to focus on opportunities to acquire assets with innovative, emerging, and disruptive technologies that have potential to transform major industries and which would benefit from access to public markets and the strategic and operational expertise of the Company's management team;
- Target enterprise values of $200M – $500M;
- The Company has invested $7.1M in ADRT;
- The Company and its executive team is the sponsor of ADRT;
  - CEO, Director – William B. Horne
  - President, General Counsel, Director – Henry C. W. Nisser
  - CFO – Kenneth S. Cragun

## Competitive Strengths

| | | | |
|---|---|---|---|
| Industry Experience | Alternative Path to Becoming Public | Strong & Stable Financial Position w/ Flexibility | Depth of Team & Access to Resources |
| Experienced Board of Directors | Execution and Structuring Capability | Sourcing Channels & Leading Industry Relationships | Public Company Experience |

## Acquisition Parameters

- Seek to identify businesses that have potential to gain a leadership position in their industry and/or build a defensible competitive advantage through development of emergent technologies
- Primary targets are both initially attractive investment candidates and carry long term shareholder return potential derived through:
  - Existing assets exhibiting momentum
  - Strong core management with seasoned experience
  - History of producing innovation in mature sectors
  - Flexibility to enhance balance sheet and cap table
- ADRT plans to take a partnership approach to effect an acquisition by empowering management teams with deep corporate finance advisory experience and broad capital market reach to create value.

## Ownership Detail

| Shareholder | Common Shares | % CSO |
|---|---|---|
| BitNile Holdings | 2,875,000 | 20.0% |
| Lighthouse Investment Partners | 1,143,955 | 8.0% |
| Others | 10,356,045 | 72.0% |
| Total | 14,375,000 | |

14

Management

Management Team 16 Mr . Ault is a seasoned business professional and entrepreneur that has spent more than twenty - seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate . Mr . Ault’s most recent efforts have been as a consultant to a few publicly traded and privately - held companies, where he has provided each of them the benefit of his diversified experience, ranging from development stage to seasoned businesses . He was the President, Chief Executive Officer, Director and Chairman of the Board of Zealous, Inc . from August 2007 until June 4 , 2010 and again from February 2011 through May 1 , 2011 . Mr . Ault was a registered representative at Strome Securities, LP, from July 1998 until December 2005 , where he was involved in portfolio management and worked on several activism campaigns including Taco Cabana, Jack In The Box (formerly Foodmaker), and 21 st Century Holdings Co . Mr . Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high - tech field, including OptimisCorp, from January 2008 to May 2013 , a privately held, diversified healthcare technology company . Mr . Horne served as the Chief Financial Officer of Patient Safety Technologies, Inc . , a medical device company, from June 2005 to October 2008 , and as the interim Chief Executive Officer from January 2007 to April 2008 . In his dual role at Patient Safety Technologies, Mr . Horne was directly responsible for structuring the divestiture of non - core assets, capital financings and debt restructuring . Mr . Horne has also held supervisory positions at Price Waterhouse, LLP . Mr . Horne holds a B . A . degree in accounting from Seattle University . Milton “Todd” Ault III Executive Chairman, Founder William B. Horne Vice - Chairman, CEO Henry C.W. Nisser President, General Counsel From October 2011 through April 2019 , Mr . Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP, a law firm in New York . While with this law firm, his practice was concentrated on national and international corporate law, with a particular focus on U . S . securities compliance, public as well as private M&A, equity and debt financings and corporate governance . Mr . Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions . Mr . Nisser is fluent in French and Swedish, as well as conversant in Italian . Mr . Nisser received his B . A . degree from Connecticut College, where he majored in International Relations and Economics . He received his LL . B . from University of Buckingham School of Law in the United Kingdom . B IT N ILE H OLDINGS , I NC .

Management Team 17 Kenneth S . Cragun has served as the Chief Financial Officer of BitNile since August 2020 and Senior Vice President of Finance of Alzamend Neuro on a part - time basis since June 2021 and was its Chief Financial Officer on a part - time basis from December 2018 to June 2021 . Mr . Cragun currently sits on the board of directors and is the chairman of the audit committee of Verb Technology Company, Inc . (Nasdaq : VERB), a publicly - traded software - as - a - service applications platform developer, since September 2018 . Ken Cragun CFO Christopher Wu President – Ault Alliance Christopher K . Wu serves as the President of Ault Alliance, Inc . and as Head of Alternative Investments at the parent company . From April 2017 through June 30 , 2021 , Mr . Wu was the President of Restructuring Advisory and Senior Managing Director of Teneo Capital LLC . Prior to joining Teneo, Mr . Wu was a partner of Carl Marks Advisors for fourteen years as Co - Head of its Investment Banking Group and Member of its Management Committee . Prior to Carl Marks, Mr . Wu was a Vice President in J . P . Morgan’s M&A group for 6 years . Mr . Wu received a B . A from the University of Chicago, and an M . B . A with a concentration in Finance, from New York University’s Stern School of Business . B IT N ILE H OLDINGS , I NC .

BITNILE HOLDINGS, INC.

# Management Team

**James Turner**
**Deputy General Counsel**



Mr. Turner spent approximately 19 years, including the last 10 as a partner, at Sichenzia Ross Ference LLP, a law firm in New York. His firm practice focused on corporate and securities law, including initial public offerings and secondary transactions, mergers and acquisitions, private investment fund formations, corporate governance and securities law compliance. Mr. Turner represented numerous public and private companies in private equity financing transactions, debt and venture capital offerings, domestic mergers, stock and assets acquisitions and other reorganization transactions. Mr. Turner received B.A. degrees from Elmira College in political science and international relations, and his J.D. degree from American University, Washington College of Law, where he was a member of the American University International Law Review.

**David Katzoff**
**Senior Vice President of Finance**



David Katzoff has served as the Senior Vice President of Finance of BitNile since January 2019. He is also the Chief Operating Officer of Alzamend Neuro since December 2020 and was previously its Senior Vice President of Operations from November 2019 to December 2020. Mr. Katzoff served as the Chief Financial Officer of Lumina Media, LLC, a privately-held media company and publisher of life-style publications, from 2015 to December 2018, and Vice President of Finance of Local Corporation from 2003 to 2017. Mr. Katzoff earned a B.S. degree in business management from the University of California at Davis.

18